UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2010

STW RESOURCES HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51430	20-3678799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

619 West Texas Ave
Suite 126
Midland Texas, 79701
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (432) 686-7777

Copies to:
Marc J. Ross, Esq.
Jonathan R. Shechter, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Fl.
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 5, 2010, the Company entered into a Joint Venture Agreement (the “JV Agreement”) with Aqua Verde, LLC (“AV”). Pursuant to the JV Agreement, STW and AV agreed to collectively work together through the joint venture to procure water reclamation contracts with natural gas drilling companies in the states of Colorado and Texas. In addition, AV shall assign all of its existing master services agreements and master services contracts to the joint venture.

The joint venture shall be named Water Reclamation Partners, LLC, and shall be owned 51% by the Company and 49% by AV, with the Company having exclusive control and management of the business of the joint venture. In addition, a steering committee shall be established for the purpose of managing and directing the joint pursuits of the joint venture, and shall be comprised of two representatives from the Company and two representatives of AV.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

On August, 31, 2010, the Company closed a best-efforts private placement for which it received gross proceeds of $705,000 (the “Offering”). The private placement was issued pursuant to a 12% Convertible Note (the “Convertible Note”) that mature 1 year from the issuance date. The holders of the Convertible Note may convert the principal portion of the Convertible Note and accrued interest on such portion, until such time as the Convertible Note is fully paid, at a conversion price of $0.25. In connection with the Offering, each subscriber received a warrant to purchase such number of shares of common of the Company equal to one-half of the aggregate face amount of their Convertible Note divided by the conversion price of the Convertible Note.

Viewpoint Securities, LLC (“Viewpoint”) served as the placement agent in connection with the Offering, as well as attorney-in-fact pursuant to the Escrow Agreement dated March 31, 2010 by and between the Company, Viewpoint, and TD Bank, N.A.

The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended, (the “Securities Act”) for the private placement of the above-referenced Securities pursuant to Regulation D promulgated under the Securities Act, as amended, and Section 4(2) thereunder. The Investors had access to sufficient information regarding the Company so as to make an informed investment decision. In addition, the Company had a reasonable basis to believe that each purchaser had the requisite sophistication to make an investment in the Company's Securities.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

a)	Financial statements.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Description

10.1	Form of Securities Purchase Agreement dated August 31, 2010.
10.2	Form of 12% Convertible Note dated August 31, 2010
10.3	Form of Warrant dated August 31, 2010
10.4	Form of Escrow Agreement by and between the Company, Viewpoint, and TD Bank, N.A. dated March 31, 2010
10.5	Joint Venture Agreement by and between the Company and Aqua Verde, LLC dated August 5, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STW RESOURCES HOLDING CORP.

Date: September 15, 2010	By:	/s/	Stanley T. Weiner
Stanley T. Weiner
Chief Executive Officer